UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 30, 2013

EARTHLINK HOLDINGS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-15605 (Commission File Number)	46-4228084 (I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia 30309

(Address of principal executive offices)  (Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As disclosed below, effective December 31, 2013, EarthLink Holdings Corp., a Delaware corporation (the “Holding Company”), became the successor issuer to EarthLink, Inc., a Delaware corporation (the “Predecessor Company”).

Item 1.01     Entry into a Material Definitive Agreement.

Holding Company Reorganization

Effective December 31, 2013, the Predecessor Company completed a corporate reorganization (the “Holding Company Reorganization”) to create a new holding company structure. The Holding Company Reorganization was effected by a merger conducted pursuant to Section 251(g) of the Delaware General Corporation Law (the “DGCL”), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporations. In accordance with Section 251(g) of the DGCL, the Predecessor Company merged with and into EarthLink, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of the Holding Company (“Merger Sub”), with Merger Sub surviving the merger as a direct, wholly-owned subsidiary of the Holding Company (the “Merger”). The Merger was completed pursuant to the terms of an Agreement and Plan of Merger among the Predecessor Company, the Holding Company and Merger Sub, (the “Merger Agreement”) dated as of December 30, 2013.

At the effective time of the Merger and in connection with the Holding Company Reorganization, all of the outstanding shares of common stock of the Predecessor Company were converted into the same number of shares of common stock of the Holding Company. The directors and executive officers of the Holding Company immediately after completion of the Holding Company Reorganization are comprised of the same persons who were directors of and executive officers of the Predecessor Company immediately prior to the Holding Company Reorganization.

Upon consummation of the Merger, the Holding Company’s common stock was deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), the Holding Company is the successor issuer to the Predecessor Company.

The description of the Holding Company Reorganization and Merger Agreement set forth in this Item 1.01 is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference into this Item 1.01. A copy of the Holding Company’s press release announcing the Holding Company Reorganization is attached hereto as Exhibit 99.1.

Credit Agreement Amendment

Prior to the Holding Company Reorganization, the Predecessor Company was the borrower under that certain Amended and Restated Credit Agreement (as amended, the “Credit Agreement”) with Regions Bank, as administrative and collateral agent, and the other lenders and guarantors party thereto. In connection with the Holding Company Reorganization, the Predecessor Company, Regions Bank and the other lenders and guarantors party thereto entered into the First Amendment to the Credit Agreement to, among other things, permit the Holding Company Reorganization.  On December 31, 2013, the Holding Company, Merger Sub and Regions Bank entered into an Assignment, Assumption and Release Agreement and a Guarantor Joinder Agreement providing for (i) the Holding Company to be substituted as the borrower under the Credit Agreement, (ii) the release of Merger Sub (as successor by Merger to the Predecessor Company) as the borrower under the Credit Agreement and (iii) the addition of Merger Sub (as the surviving entity in the Merger) as a guarantor under the Credit Agreement.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 and Item 3.03 is incorporated into this Item 2.03 by reference.

Item 3.03     Material Modification to Rights of Security Holders.

Supplemental Indentures

In connection with the Holding Company Reorganization, Merger Sub (as successor by merger to the Predecessor Company) and the Holding Company executed a supplemental indenture dated as of December 31, 2013 (the “First Supplemental Indenture”) with Regions Bank (the “2020 Trustee”) to the indenture dated as of May 29, 2013 between the Predecessor Company and the 2020 Trustee (the “2020 Indenture”) related to the Predecessor Company’s 7-3/8% Senior Secured Notes due 2020 (the “2020 Notes”) and a supplemental indenture dated as of December 31, 2013 (the “Fourth Supplemental Indenture” and, together with the First Supplemental Indenture, the “Supplemental Indentures”) with Deutsche Bank Trust Company Americas (the “2019 Trustee”) to the indenture dated as of May 17, 2011 between the Predecessor Company and the 2019 Trustee (the “2019 Indenture” and together with the 2020 Indenture, the “Indentures”) related to the Predecessor Company’s 8-7/8% Senior Notes due 2019 (the “2019 Notes” and, together with the 2020 Notes, the “Notes”). Pursuant to the Supplemental Indentures, the Holding Company was substituted for the Predecessor Company under the Indentures governing the Notes as if the Holding Company had been named as the “Company” in such Indentures and Merger Sub was discharged and released from all obligations and covenants as the “Company” under the Indentures.  Merger Sub was also added as a Subsidiary Guarantor for all purposes under the Indentures.  The terms of the Notes are otherwise unchanged.

The discussion of the First Supplemental Indenture and the Fourth Supplemental Indenture is qualified in its entirety by reference to the full text of each, copies of which are attached hereto as Exhibits 4.2 and 4.3, respectively, each of which is incorporated by reference into this Item 3.03.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Holding Company has adopted all of the active stockholder-approved stock plans of the Predecessor Company, including those in which its named executive officers may participate (the “Plans”) and any employment agreements previously entered into by the Predecessor Company. The Plans and employment agreements have been amended to reflect the assumption by the Holding Company of the obligations of the Predecessor Company. Outstanding equity-based awards under the Plans were converted to equity-based awards with respect to common stock of the Holding Company. The related assignment and assumption agreement is attached hereto as Exhibit 10.1 and incorporated by reference into this Item 5.02.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Prior to the date hereof, the Holding Company adopted a certificate of incorporation (the “Certificate”) and bylaws (the “Bylaws”) that are identical to the certificate of incorporation and bylaws of the Predecessor Company immediately prior to the Holding Company Reorganization, except for certain amendments that are permissible under Section 251(g)(4) of the DGCL. The Holding Company has the same authorized capital stock and the designations, rights, powers and preferences of such capital stock, and the qualifications, limitations and restrictions thereof are the same as that of the Predecessor Company’s capital stock immediately prior to the Holding Company Reorganization.

The Certificate and the Bylaws of the Holding Company are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference into this Item 5.03.

Item 8.01     Other Events.

The common stock of the Holding Company commenced trading on the NASDAQ Global Select Market on January 2, 2014 under the symbol “ELNK” under which the common stock of the Predecessor Company was previously listed and traded.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Merger dated December 30, 2013, among EarthLink, Inc., EarthLink, LLC and EarthLink Holdings Corp.

3.1	Amended and Restated Certificate of Incorporation of EarthLink Holdings Corp.

3.2	Amended and Restated Bylaws of EarthLink Holdings Corp.

4.1	Form of Common Stock Certificate of EarthLink Holdings Corp.

4.2	Fourth Supplemental Indenture dated December 31, 2013, by and among EarthLink Holdings Corp., EarthLink, LLC and Deutsche Bank Trust Company Americas

4.3	First Supplemental Indenture dated December 31, 2013, by and among EarthLink Holdings Corp., EarthLink, LLC and Regions Bank

10.1	Assignment and Assumption Agreement for Plans

99.1	Press Release dated January 2, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: January 2, 2014

EARTHLINK HOLDINGS CORP.

	By:	/s/ Bradley A. Ferguson
Bradley A. Ferguson
Executive Vice President,
Chief Financial Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger dated December 30, 2013, among EarthLink, Inc., EarthLink, LLC and EarthLink Holdings Corp.

3.1	Amended and Restated Certificate of Incorporation of EarthLink Holdings Corp.

3.2	Amended and Restated Bylaws of EarthLink Holdings Corp.

4.1	Form of Common Stock Certificate of EarthLink Holdings Corp.

4.2	Fourth Supplemental Indenture dated December 31, 2013, by and among EarthLink Holdings Corp., EarthLink, LLC and Deutsche Bank Trust Company Americas

4.3	First Supplemental Indenture dated December 31, 2013, by and among EarthLink Holdings Corp., EarthLink, LLC and Regions Bank

10.1	Assignment and Assumption Agreement for Plans

99.1	Press Release dated January 2, 2014